Exhibit 99.1

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as chief executive officer of BNS Co. (the “Company”) does hereby certify that to the undersigned’s knowledge:

1)	the Company’s Form 10-Q for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	the information contained in the Company’s Form 10-Q for the quarter ended March 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael Warren

Michael Warren

Chief Executive Officer

Dated: April 29, 2003

A signed original of this written statement required by Section 906 has been provided to BNS Co. and will be retained by BNS Co. and furnished to the Securities and Exchange Commission or its staff upon request.